UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2015

Everi Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32622	20-0723270
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

7250 S. Tenaya Way, Suite 100
Las Vegas, Nevada	89113
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 833-7110

(Former name or former address if changed since last
report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                Other Events.

On December 19, 2014, Everi Payments Inc. (formerly known as Global Cash Access, Inc.) (the “Company”), a wholly owned subsidiary of Everi Holdings Inc. (formerly known as Global Cash Access Holdings, Inc.) (“Holdings”), issued $350.0 million aggregate principal amount of its 10.00% Senior Unsecured Notes due 2022 (the “Senior Notes”) in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).  The proceeds of issuance of the Senior Notes were used by Holdings, in part, to finance its acquisition of Everi Games Holding Inc. (formerly known as Multimedia Games Holding Company, Inc.) (“Everi Games”).  The Senior Notes are fully and unconditionally and jointly and severally guaranteed by Holdings and certain of Holdings’ direct and indirect wholly owned subsidiaries, including Everi Games and certain of its subsidiaries (the “Guarantor Subsidiaries” and, together with Holdings, the “Guarantors”).  In connection with the issuance of the Senior Notes, the Company and the Guarantors entered into a registration rights agreement with the initial purchasers of the Senior Notes obligating the Company and the Guarantors to file a registration statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) to register the exchange of the Senior Notes and related guarantees for registered notes and guarantees having substantially the same terms (the “Exchange Offer”).  Accordingly, on or about the date hereof, we are filing the Registration Statement relating to the Exchange Offer.

Guarantor Consolidating Footnote Disclosure

In connection with the filing of the Registration Statement, Holdings will become subject to the requirements of Rule 3-10 of Regulation S-X, including the requirements regarding the filing of financial information of guarantors and issuers of guaranteed securities registered or being registered.  As a result, Holdings is filing this Current Report on Form 8-K (this “Current Report”) for the purpose of updating (collectively, the “Updated Financial Statements”):

•                                          Holdings’ audited consolidated financial statements included in “Item 8. Financial Statements and Supplementary Data” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2014, filed with the SEC on March 16, 2015 (the “2014 Form 10-K”) to, among other things, include Note 23, Condensed Consolidating Financial Information, and

•                                          Holdings’ unaudited consolidated financial statements included in “Item 1. Financial Statements” in its Quarterly Reports on Form 10-Q for the quarter ended March 31, 2015, filed with the SEC on May 8, 2015, and for the quarter ended June 30, 2015, filed with the SEC on August 6, 2015 (collectively, the “2015 Form 10-Qs” and, together with the 2014 Form 10-K, the “SEC Filings”) to include Note 20, Condensed Consolidating Financial Information.

The additional information included in the Updated Financial Statements, which has been prepared in compliance with generally accepted accounting principles, summarizes financial information for Holdings, the Company, the Guarantor Subsidiaries on a combined basis, and the non-guarantor subsidiaries on a combined basis, as required by Rule 3-10(d) of Regulation S-X.  The Updated Financial Statements contained in this Current Report do not amend the SEC Filings or restate the financial information included therein and are being provided herein solely to meet the requirements under Rule 3-10(d) of Regulation S-X.  The Updated Financial Statements are filed as Exhibits 99.1 and 99.2 to this Current Report and are incorporated herein by reference and will be incorporated by reference in the Registration Statement.

In addition, in order to meet the requirements of Rule 3-10(g) of Regulation S-X, Holdings is also filing this Current Report to update Everi Games’ audited consolidated financial statements included in its Annual Report on Form 10-K for the year ended September 30, 2014 (the “Everi Games Form 10-K”) filed with the SEC on November 12, 2014, to include Note 20, Condensed Consolidating Financial Information.  Other than adding Note 20 to Everi Games’ audited consolidated financial statements, this Current Report does not modify or update the disclosures in the Everi Games Form 10-K.  The updated financial statements of Everi Games are filed as Exhibit 99.3 to this Current Report and are incorporated herein by reference and will be incorporated by reference in the Registration Statement.

Recast Financial Statements for Change in Operating Segments

In connection with the acquisition of Everi Games and commencing during the three months ended March 31, 2015, Holdings realigned its operating segments from five segments to two segments to reflect the operations of the combined company.  Holdings now operates in two business segments: Games and Payments.  The Games segment provides solutions directly to gaming establishments to offer their patrons gaming entertainment related experiences including: leased gaming equipment; sales and maintenance related services of gaming equipment; gaming systems; and ancillary products and services.  The Payments segment provides solutions directly to gaming establishments to offer their patrons cash access related services and products including: access to cash at gaming facilities via ATM cash withdrawals, credit card cash access transactions and point of sale debit card transactions; check-related services; fully integrated kiosks and maintenance services; compliance, audit and data software; casino credit data and reporting services and other ancillary offerings.

The rules of the SEC require that when a registrant prepares, on or after the date a registrant reports an accounting change such as the changes noted above, a new registration, proxy or information statement that includes or incorporates by reference financial statements, the registrant must recast the prior period financial statements included or incorporated by reference in the registration, proxy or information statement to reflect these types of changes.  Relevant SEC guidance also provides that such registrant’s “Business” and “Management’s Discussion & Analysis of Financial Information and Results of Operations” disclosures should be similarly revised.  To that end, in addition to providing the condensed consolidating financial information in Note 23 required by Rule 3-10(d) of Regulation S-X, the Updated Financial Statements for the fiscal year ended December 31, 2014 in “Item 8.  Financial Statements and Supplementary Data” contained in the 2014 Form 10-K, including Note 20, Segment Information, along with “Item 1. Business” and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in the 2014 Form 10-K, have been recast and updated to reflect the realignment of operating segments for all periods presented.  This information does not reflect events occurring after the filing of our 2014 Form 10-K and does not modify or update the disclosures therein in any way, other than to present retrospectively the current operating segment structure.  For significant developments that have occurred subsequent to the filing of the 2014 Form 10-K, refer to the 2015 Form 10-Qs.  The items contained in the Company’s 2014 Form 10-K that have been revised as a result of the above are presented in Exhibits 99.1, 99.4 and 99.5 to this Current Report and are incorporated herein by reference and will be incorporated by reference in the Registration Statement.

The information included in this Current Report is presented for informational purposes only in connection with the matters described above and does not amend or restate any of Holdings’ previously issued financial statements, which were included in the 2014 Form 10-K and the 2015 Form 10-Qs.  In particular, there have been no changes to Holdings’ consolidated results of operations, balance sheets or statements of cash flows.

This Current Report, including exhibits hereto, should be reviewed in conjunction with the Everi Games Form 10-K, and with the SEC Filings and Holdings’ other filings with the SEC.

Item 9.01.                Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of the Exhibit

23.1	Consent of Deloitte & Touche LLP.

23.2	Consent of BDO USA, LLP.

99.1

Updated “Item 8. Financial Statements and Supplementary Data” disclosure of audited consolidated financial statements of Everi Holdings Inc. as of December 31, 2014 and 2013, and for each of the three years in the period ended December 31, 2014, including the notes thereto and the report of the independent registered public accounting firm thereon.

99.2

Updated “Item 1. Financial Statements” disclosure of unaudited interim consolidated financial statements of Everi Holdings Inc. for the three-month period ended March 31, 2015 and for the three- and six-month periods ended June 30, 2015 and the related notes thereto.

99.3

Updated “Item 15. Exhibits and Financial Statement Schedules” disclosure of audited consolidated financial statements of Everi Games Holding Inc. as of September 30, 2014 and 2013, and for each of the three years in the period ended September 30, 2014, including the notes thereto and Schedule II.

99.4	Updated “Item 1. Business” disclosure.

99.5	Updated “Item 7. Management’s Discussion & Analysis of Financial Condition and Results of Operations” disclosure.

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 23, 2015	EVERI HOLDINGS INC.

	By:	/s/ Todd A. Valli
Todd A. Valli
Senior Vice President, Corporate Finance & Chief Accounting Officer

Exhibit Index

Exhibit Number	Description of the Exhibit

23.1	Consent of Deloitte & Touche LLP.

23.2	Consent of BDO USA, LLP.

99.1

Updated “Item 8. Financial Statements and Supplementary Data” disclosure of audited consolidated financial statements of Everi Holdings Inc. as of December 31, 2014 and 2013, and for each of the three years in the period ended December 31, 2014, including the notes thereto and the report of the independent registered public accounting firm thereon.

99.2

Updated “Item 1. Financial Statements” disclosure of unaudited interim consolidated financial statements of Everi Holdings Inc. for the three-month period ended March 31, 2015 and for the three- and six-month periods ended June 30, 2015 and the related notes thereto.

99.3

Updated “Item 15. Exhibits and Financial Statement Schedules” disclosure of audited consolidated financial statements of Everi Games Holding Inc. as of September 30, 2014 and 2013, and for each of the three years in the period ended September 30, 2014, including the notes thereto and Schedule II.

99.4	Updated “Item 1. Business” disclosure.

99.5	Updated “Item 7. Management’s Discussion & Analysis of Financial Condition and Results of Operations” disclosure.

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.